Refinity, Innventure’s Newest Company, Acquires Exclusive Rights to Novel Technology for Advanced Recycling of Mixed Plastic Waste from VTT Technical Research Centre of Finland

Recently, Innventure and Dow announced plans to collaborate to develop and commercialize new waste-to-value technologies through Refinity.

ORLANDO, Fla. and ESPOO, Finland, Jan. 08, 2025 (GLOBE NEWSWIRE) -- Refinity, the newest company launched by Innventure, Inc. (NASDAQ: INV), announced today the global licensing of rights from VTT Technical Research Centre of Finland for its proprietary fluidized bed advanced plastic waste conversion technology. Refinity plans to use the licensed technology to commercialize the cost-effective conversion of mixed plastic wastes to chemical precursors, required in all petrochemical production, to replace fossil feedstock used for the precursors.

Refinity will work with VTT to optimize the technology for conversion of different plastic waste feedstocks to sustainable chemicals that will replace fossil-derived chemicals. The work will focus on increasing yield of sustainable chemicals from plastic wastes that are not suitable for conventional thermochemical conversion or mechanical recycling and that are currently landfilled or incinerated. Refinity plans to scale up and deploy the technology in future commercial plastic waste-to-value conversion facilities.

VTT's innovative technology transforms hard-to-recycle minimally sorted plastic waste directly into drop-in petrochemical raw materials, including olefins such as ethylene and propylene, and has been demonstrated at pilot scale. Compared to conventional thermochemical processes, the innovative process concept offers the conversion of mixed plastic waste into petrochemical precursors with higher yields and lower carbon dioxide emissions using easily scalable industrial process units. Refinity expects to integrate its manufacturing plants with existing petrochemical operations, unlocking economics needed to support scalability to reshape the recycling landscape.

Bill Grieco, who currently serves as Innventure’s Chief Technology Officer, will take the helm of Refinity as CEO. Grieco is an entrepreneur, innovator, and business leader who has spent the last 25 years leading R&D and commercialization organizations in the chemical, pharmaceutical, clean tech, and specialty materials industries. He holds a Ph.D. and Master’s degree from M.I.T., and a Bachelor’s degree from Georgia Tech, all in chemical engineering.

Adam Javan will join Refinity as COO. Javan is a Serial CXO for Innventure and is a seasoned executive with over 25 years of running businesses at blue chip companies as well as startups. Prior to Innventure, Javan served as Chief Strategy Officer of a biotech startup company, leading to a successful public offering in 2021. Javan has an MBA from the University of Michigan’s Ross School of Business and a Master’s degree in chemical engineering from the Royal Institute of Technology, Stockholm, Sweden.

“This is an important next step in the development and deployment of a differentiated waste conversion process globally,” said Bill Haskell, CEO of Innventure. “With their keen expertise and knowledge, I’m excited to see what Bill and Adam can achieve with Refinity and look forward to witnessing Refinity’s ongoing collaboration with VTT and Dow.”

“We are excited to collaborate with Refinity to commercialize our thermochemical conversion technology, delivering an economically viable waste-to-value solution for a sustainable future. This technology builds on decades of dedicated research and development at VTT. It is truly rewarding to see our innovations being implemented globally through this technology transfer,” said Tua Huomo, Executive Vice President of VTT.

About Innventure
Innventure (NASDAQ: INV) founds, funds, and operates companies with a focus on transformative, sustainable technology solutions acquired or licensed from multinational corporations. As owner-operators, Innventure takes what it believes to be breakthrough technologies from early evaluation to scaled commercialization utilizing an approach designed to help mitigate risk as it builds disruptive companies it believes have the potential to achieve a target enterprise value of at least $1 billion. Innventure defines ‘‘disruptive’’ as innovations that have the ability to significantly change the way businesses, industries, markets and/or consumers operate.

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uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the Form S-4, which was filed with and declared effective by the Securities and Exchange Commission in connection with the business combination completed by the Company on October 2, 2024 (the “Business Combination”), and those discussed and identified in other public filings made with the Securities and Exchange Commission by the Company and the following: (a) expectations regarding the Company’s and its subsidiaries’ strategies and future financial performance, including their respective future business plans, expansion and acquisition plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and the Company’s and its subsidiaries’ ability to invest in growth initiatives; (b) the implementation, market acceptance and success of the Company’s and its subsidiaries’ business models and growth strategies; (c) the Company’s and its subsidiaries’ future capital requirements and sources and uses of cash; (d) the Company’s ability to meet the various conditions, including performance targets, and access installments draws under is line of credit; (e) the Company’s ability to meet the various conditions and satisfy the various limitations under the Standby Equity Purchase Agreement with YA II PN, Ltd., including exchange caps, issuances and subscriptions based on trading volumes, to access the funds available under such agreement; (f) that the Company will have sufficient capital to operate as anticipated; (g) the Company’s ability to obtain funding for its operations and future growth; (h) developments and projections relating to the Company’s and its subsidiaries’ competitors and industry; (i) its subsidiaries’ ability to meet, and to continue to meet, applicable regulatory requirements for the use of their respective products and the numerous regulatory requirements generally applicable to their respective products and facilities; (j) the outcome of any legal proceedings that may be instituted against the Company; (k) the Company’s ability to find future opportunities to license or acquire breakthrough technology solutions from multinational corporations (“MNCs”) and to satisfy the requirements imposed by or to avoid disagreements with its current and future MNC partners; (l) the risk that the Company may be deemed an investment company under the Investment Company Act, which would impose burdensome compliance requirements and restrictions on its activities; (m) the Company’s ability to sufficiently protect the intellectual property rights of itself and its subsidiaries, and to avoid or resolve in a timely and cost-effective manner any disputes that may arise relating to its use of the intellectual property of third parties; (n) the risk of a cyber-attack or a failure of the Company’s information technology and data security infrastructure; (o) the ability to recognize the anticipated benefits of the Business Combination; (p) unexpected costs related to the Business Combination; (q) geopolitical risk and changes in applicable laws or regulations; (r) potential adverse effects of other economic, business, and/or competitive factors; and (s) operational risks related to the Company and its subsidiaries.
Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.

About VTT Technical Research Centre of Finland Ltd
VTT is one of Europe’s leading research institutions and is owned by the Finnish state. VTT advances the utilization and commercialization of research and technology in commerce and society. Through scientific and technological means, the company turns large global challenges into sustainable growth for businesses and society, bringing together people, business, science and technology to solve the biggest challenges of our time. https://www.vttresearch.com/en

Media Contacts:
Laurie Steinberg, Solebury Strategic Communications
press@innventure.com

Satu Holm-Jumppanen
Communications Manager
satu.holm-jumppanen@vtt.fi
+358503054718